                                                                       Exhibit S

                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Diversified Income and Opportunities Fund.

Signature                                Title                    Date
---------                                -----                    ----


/s/ John E. Neal                         Trustee                  March 30, 2007
--------------------------------------
John E. Neal

                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Diversified Income and Opportunities Fund.

Signature                                Title                    Date
---------                                -----                    ----


/s/ William R. Rybak                     Trustee                  March 30, 2007
--------------------------------------
William R. Rybak

                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Diversified Income and Opportunities Fund.

Signature                                Title                    Date
---------                                -----                    ----


/s/ Weston W. Marsh                      Trustee                  March 30, 2007
--------------------------------------
Weston W. Marsh

                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Diversified Income and Opportunities Fund.

Signature                                Title                    Date
---------                                -----                    ----


/s/ Joe F. Hanauer                       Trustee                  March 30, 2007
--------------------------------------
Joe F. Hanauer

                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Diversified Income and Opportunities Fund.

Signature                                Title                    Date
---------                                -----                    ----


/s/ Stephen B. Timbers                   Trustee                  March 30, 2007
--------------------------------------
Stephen B. Timbers

                                POWER OF ATTORNEY

     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Diversified Income and Opportunities Fund.

Signature                                Title                    Date
---------                                -----                    ----


/s/ David D. Tripple                     Trustee                  March 30, 2007
--------------------------------------
David D. Tripple